Earnings per share (Tables)	12 Months Ended
Dec. 31, 2022
Earnings per share
in	2022	2021	2020
Basic net income/(loss) attributable to shareholders (CHF million)
Net income/(loss) attributable to shareholders for basic earnings per share	(7,293)	(1,650)	2,669
Available for common shares	(7,293)	(1,650)	2,669
Diluted net income/(loss) attributable to shareholders (CHF million)
Net income/(loss) attributable to shareholders for diluted earnings per share	(7,293)	(1,650)	2,669
Available for common shares	(7,293)	(1,650)	2,669
Weighted-average shares outstanding (million)
For basic earnings per share available for common shares	2,862.0	2,627.6	2,624.1
Dilutive share options and warrants	0.0	0.0	1.8
Dilutive share awards	0.0	0.0	67.6
For diluted earnings per share available for common shares [1,2]	2,862.0	2,627.6	2,693.5
Weighted-average shares outstanding for basic/diluted earnings per share available for mandatory convertible notes	–	106.6	–
Earnings/(loss) per share available for common shares (CHF)
Basic earnings/(loss) per share available for common shares	(2.55)	(0.63)	1.02
Diluted earnings/(loss) per share available for common shares	(2.55)	(0.63)	0.99
Prior periods have been adjusted to reflect the increase in the number of shares outstanding as a result of the discount element in the 2022 rights issue, as required under US GAAP.
1
Weighted-average potential common shares related to instruments that were not dilutive for the respective periods (and therefore not included in the diluted earnings per share calculation above) but could potentially dilute earnings per share in the future were 11.3 million, 10.2 million and 6.2 million for 2022, 2021 and 2020, respectively.

2
Due to the net losses in 2022 and 2021, 4.6 million and 0.7 million, respectively, of weighted-average share options and warrants outstanding and 40.9 million and 76.5 million, respectively, of weighted-average share awards outstanding were excluded from the diluted earnings per share calculation, as the effect would be antidilutive.